EXHIBIT 99.1

                             [Banc of America Logo]

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

Wells Fargo Mortgage Backed Securities 2004-V

$432,128,000 Certificates (approximate)

Mortgage Pass-Through Certificates
Adjustable Rate Residential Mortgage Loans
                   Classes: 1A-1& 2A-1 (Offered Certificates)

Wells Fargo Asset Securities Corporation
Seller

Wells Fargo Mortgage Backed Securities 2004-V Trust
Issuer

Wells Fargo Bank, N.A.
Master Servicer




September 8, 2004


             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc of America Logo]          Wells Fargo Mortgage Backed    September 8, 2004
                                  Securities 2004-V Trust
                                   Mortgage Pass-Through
                                       Certificates
                                $432,128,000 (approximate)
--------------------------------------------------------------------------------



Wells Fargo Mortgage Backed Securities 2004-V Trust

                       Mortgage Pass-Through Certificates
             $432,128,000 (Approximate, Subject to Final Collateral)
                   Adjustable Rate Residential Mortgage Loans

====================================================================================================================================
                   Principal         WAL (Yrs)       Last Scheduled Prin Pmt to     Certificate
    Class          Balance      (Roll/Call/Mat) (1)   (Mths) (Roll/Call/Mat) (2)   Interest Rates   Tranche Type    Expected Ratings
    ------         --------     -------------------   ----------------------       --------------   ------------    ----------------
====================================================================================================================================
====================================================================================================================================
  1A-1       $350,650,000        2.78 / 3.80 /4.16         54 / 116 / 360            WAC PT (3)        Senior             (5)
  2A-1       $81,478,000         2.80 / 3.84 /4.20         54 / 116 / 360            WAC PT (4)        Senior             (5)
  A-R        $100                                                                                     Residual
  B-1        $8,956,000                                                                             Subordinate
  B-2        $2,686,000                          Information Not Provided Hereby                    Subordinate
  B-3        $1,343,000                                                                             Subordinate
  B-4        $1,119,000                                                                             Subordinate
  B-5        $895,000                                                                               Subordinate
  B-6        $674,411                                                                               Subordinate
  Total      $447,801,511
====================================================================================================================================

(1) The WAL and Last Scheduled Principal Payment to Call for the Class 1A-1 and Class 2A-1 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Last Scheduled Principal Payment to Maturity for the Class 1A-1 and Class 2A-1 Certificates are shown at pricing speed of 20% CPR (as described herein).
(2)   "Roll" is the weighted average roll date for the underlying collateral.
(3) The Class 1A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 1 Mortgage Loans.
(4) The Class 2A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 2 Mortgage Loans.
(5) The Class 1A-1 and Class 2A-1 will be rated AAA or its equivalent by two of Moody's, S&P, and/or Fitch.

             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc of America Logo]          Wells Fargo Mortgage Backed    September 8, 2004
                                  Securities 2004-V Trust
                                   Mortgage Pass-Through
                                       Certificates
                                $432,128,000 (approximate)
--------------------------------------------------------------------------------


Depositor:           Wells Fargo Asset Securities Corporation


Lead Manager:        Banc of America Securities LLC


Co-Managers:         None


Master Servicer:     Wells Fargo Bank, N.A.


Trustee:             Wachovia Bank, National Association


Custodian:           Wells Fargo Bank, N.A.


Rating Agencies:     S&P, Moody's and/or Fitch will rate the Offered
                     Certificates.


Cut-off Date:        September 1, 2004.


Closing Date:        On or about September 30, 2004.


Distribution Dates:  The 25th day of each month (or if not a business  day, the next succeeding business day), commencing in October 2004.


Certificates:        The "Senior Certificates" will consist of the Class 1A-1,
                     Class 2A-1 (together, the "Class A Certificates"), and
                     Class A-R Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4,
                     Class B-5 and Class B-6 Certificates. The Senior
                     Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates".

Offered
Certificates:        Only the Class 1A-1, Class 2A-1, Class A-R, Class B-1,
                     Class B-2 and Class B-3 Certificates (collectively, the
                     "Publicly Offered Certificates") are being offered publicly. The Class 1A-1 and Class 2A-1 Certificates are being offered hereby.

Accrued Interest:    The Class 1A-1 & Class 2A-1 Certificates will settle with
                     accrued interest.

             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc of America Logo]          Wells Fargo Mortgage Backed    September 8, 2004
                                  Securities 2004-V Trust
                                   Mortgage Pass-Through
                                       Certificates
                                $432,128,000 (approximate)
--------------------------------------------------------------------------------

Accrual Period:      Interest will accrue on the Class 1A-1 and 2A-1
                     Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual
                     Period"). Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.


Registration:        The Offered Certificates will be made available in
                     book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.


Federal
Tax Treatment:       It is anticipated that the Offered Certificates will
                     represent ownership of REMIC regular interests along with rights under interest rate cap agreements, if any, held outside the REMIC for tax purposes.


ERISA Eligibility:   The Offered Certificates are expected to be ERISA eligible.
                     Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.


SMMEA Treatment:     The Senior Certificates (other than the Class A-R
                     Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Clean-Up Call:       The terms of the transaction allow for an optional
                     termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.


Mortgage Loans:      The  trust  will  consist  of 2 groups of  approximately
                     1,033 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $447,801,511 aggregate principal balance of Mortgage Loans as the Cut-off Date. Approximately 12.32% and 87.68% of the
                     Mortgage Loans are one-year LIBOR indexed and one-year CMT indexed Mortgage Loans, respectively.

             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc of America Logo]          Wells Fargo Mortgage Backed    September 8, 2004
                                  Securities 2004-V Trust
                                   Mortgage Pass-Through
                                       Certificates
                                $432,128,000 (approximate)
--------------------------------------------------------------------------------

Group 1
Mortgage Loans:      As of the Cut-off Date, the Group 1 Mortgage Loans have an aggregate principal balance of approximately $363,368,327, which equals approximately 81.14% of the Mortgage Loans.

                     Approximately 14.81% and 85.19% of the Group 1 Mortgage Loans are one-year LIBOR indexed and one-year CMT indexed Mortgage Loans, respectively. 77.72% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 years. After such 5-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year fully amortizing basis.


Group 2
Mortgage Loans:      As the Cut-off Date, the Group 2 Mortgage Loans have an
                     aggregate principal balance of approximately $84,433,184, which equals approximately 18.86% of the Mortgage Loans.

                     Approximately 1.62% and 98.38% of the Group 2 Mortgage Loans are one-year LIBOR indexed and one-year CMT indexed Mortgage Loans, respectively. 97.19% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years. After such 5-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year fully amortizing basis.


Group Subordinate
Amount: For any Distribution Date and for each Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the Principal Balance of the related Class A Certificates immediately before such Distribution Date.


Delay Days:          The Class 1A-1 and Class 2A-1 Certificates will have 24
                     delay days.


Credit Enhancement:  Senior/subordinate, shifting interest structure.

                     ------------------------- ------------------------- ---------- ---------------------
                                                                         Bond             Initial
                     Certificates              Ratings                   Sizes (1)   Subordination (1)
                     ------------------------- ------------------------- ---------- ---------------------
                     Senior Certificates       AAA or equivalent (2)      96.50%           3.50%
                     ------------------------- ------------------------- ---------- ---------------------

                     (1) Preliminary and subject to change.
                     (2) Senior Certificates are expected to be rated AAA or its equivalent by two of Moody's, Fitch and/or S&P.
             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc of America Logo]          Wells Fargo Mortgage Backed    September 8, 2004
                                  Securities 2004-V Trust
                                   Mortgage Pass-Through
                                       Certificates
                                $432,128,000 (approximate)
--------------------------------------------------------------------------------


Shifting Interest:   For any Distribution Date occurring prior to October 2011, the Subordinate Certificates will be locked out from receipt of all unscheduled principal (unless the Senior
                     Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.

                     The prepayment percentages on the Subordinate Certificates are as follows:

                     October 2004 - September 2011    0% Pro Rata Share
                     October 2011 - September 2012    30% Pro Rata Share
                     October 2012 - September 2013    40% Pro Rata Share
                     October 2013 - September 2014    60% Pro Rata Share
                     October 2014 - September 2015    80% Pro Rata Share
                     October 2015 and after           100% Pro Rata Share

                     Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in October 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal prepayments.

                     Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for any group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related Class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off Date), each class of Class A Certificates will receive all principal prepayments from the Mortgage Loans in the related group regardless of any prepayment percentages as described above.

             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc of America Logo]          Wells Fargo Mortgage Backed    September 8, 2004
                                  Securities 2004-V Trust
                                   Mortgage Pass-Through
                                       Certificates
                                $432,128,000 (approximate)
--------------------------------------------------------------------------------

Allocation of
Realized Losses:     Any realized losses, on the Mortgage Loans will be
                     allocated as follows: first, to the Subordinate
                     Certificates in reverse order of their alpha-numerical
                     Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their respective certificate principal balances.

Certificates'
Priority of
Distributions:       Available  funds from the Mortgage Loans will be
                     distributed in the following order of priority:

                    1) Pro rata, to the holders of the Class A Certificates, in respect of interest which they are entitled to receive on such Distribution Date;
                    2) to the holders of the Class A Certificates in respect of principal which they are entitled to receive on such Distribution Date; and
                    3) to the holders of the Class B Certificates in numerical order beginning with the Class B-1 Certificates in respect of interest and principal which they are entitled to receive on such Distribution Date.

             ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.